Exhibit 10.15

COMMERCIAL CONTRACT AMENDMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®., INC. IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc., 2022

AMENDMENT TO COMMERCIAL CONTRACT BETWEEN THE UNDERSIGNED BUYER AND SELLER CONCERNING THE PROPERTY AT

1900 American Dr	Lago Vista	78645

Effective 7/25/2024, Seller and Buyer amend the contract as follows: (Check all applicable boxes.)

☒	A.	Sales Price: The sales price in Paragraph 3 of the contract is changed to:

Cash portion payable by Buyer at closing		$5,840,000.00
Sum of all financing described in the contract	$
Sales price (sum of cash portion and sum of all financing)		$5,840,000.00

☐	B.	Property Description: The Property’s legal description in Paragraph 2A of the contract is changed to the legal description described on the attached Exhibit ________________ or as follows:

☐	C.	Repairs: Buyer accepts the Property in its present condition except that Seller, at Seller’s expense, will complete the following before closing:

☐	D.	Extension of Feasibility Period: Prior to the expiration of the feasibility period, Buyer may extend the feasibility period until 11:59 p.m. on ________________ (date) by delivering $________________ to the title company as additional earnest money.

(1)	$________________ of the additional earnest money will be retained by Seller as additional independent consideration for Buyer’s unrestricted right to terminate, but will be credited to the sales price only upon closing of the sale. If Buyer terminates under this Paragraph D, the additional earnest money will be refunded to Buyer and Seller will retain the additional independent consideration.

(2)	Buyer authorizes escrow agent to release and deliver to Seller the following at any time upon Seller’s request without further notice to or consent from Buyer:

(a)	The additional independent consideration.

(b)	(Check no boxes or only one box.)

☐ all or ☐ $________________ of the remaining portion of the additional earnest money, which will be refunded to Buyer if Buyer terminates under this Paragraph 7B or if Seller defaults under the contract.

If no dollar amount is stated in this Paragraph D as additional earnest money or as additional independent consideration, or if Buyer fails to timely deliver the additional earnest money, the extension of the feasibility period will not be effective.

(TXR-1932) 07-08-22 Initialed for Identification by Seller /s/ NB ___, _______ and Buyer /s/ SG ___, _______	Page 1 of 2

Amendment to Commercial Contract concerning	1900 American Dr	Lago Vista	78645

☐	E.	Extension of Financing Deadline: The deadline for Buyer to give notice of inability to obtain the:

☐	(1) Third party loan(s) described in Subparagraph A(2) of the Commercial Contract Financing Addendum is extended until ________________ (date).

☐	(2) Assumption approval described in Subparagraph B(6) of the Commercial Contract Financing Addendum is extended until ________________ (date).

☐	(3) Buyer has paid Seller additional consideration of $________________ for the extension financing deadline. This additional consideration ☐ will ☐ will not be credited to the sales price upon the closing of the sale.

☐	F.	Closing: The closing date in Paragraph 10A of the contract is changed to	.

☐	G.	Expenses: At closing Seller will pay the first $________________ of Buyer’s expenses under Paragraph 13 of the contract.

☐	H.	Waiver of Right to Terminate: Upon final acceptance of this Amendment, Buyer waives the right to terminate under Paragraph 7B of the contract.

☐	I.	Counterparts: If this amendment is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.

☒	J.	Other Modifications:

The transaction will be funded in cash only without third party financing.

Seller:	LV Peninsula Holding, LLC	Buyer:	Lithe Development Inc

By:			By:

	By (signature):	/s/ Nicolai Brune		By (signature):	/s/ Stephanie Goldin
	Printed Name:	Nicolai Brune		Printed Name:	Stephanie Goldin
	Title:	CFO		Title:	President

By:		By:

	By (signature):		By (signature):
	Printed Name:		Printed Name:
	Title:		Title:

This copyright protected form was produced using Lone Wolf Real Estate Technologies – 231 Shearson Crescent #310, Cambridge, Ontario,

(TXR-1932) 07-08-22	Page 2 of 2